Dreyfus

      BASIC Money Market

      Fund, Inc.

      SEMIANNUAL REPORT August 31, 2002


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                             9   Statement of Assets and Liabilities

                            10   Statement of Operations

                            11   Statement of Changes in Net Assets

                            12   Financial Highlights

                            13   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                         Dreyfus BASIC  Money Market Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus BASIC Money Market Fund, Inc., covering the six-month period from March 1, 2002 through August 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager,
Thomas    S.    Riordan.

Amid turbulence in the stock market, many investors have turned to the relative stability of the money markets. For some investors, money market funds are part of a broader strategy to diversify among various asset classes. Others, however, have recently turned to money market funds in an attempt to time the stock market. In our view, the latter strategy is a risky one.

As a proven investment leader with over 50 years of experience, we approach the financial markets from a fundamental perspective. We have recently seen a number of positive factors suggesting that an expansion of economic activity and profits is likely. In addition, the reliability of financial statements, which has weighed heavily on the markets so far in 2002, should improve in 2003 and 2004, due in part to recent legislation.

Nonetheless, if you have questions or are worried about current market conditions, we encourage you to talk with your financial advisor who can help you view current events from the perspective of long-term market trends. In the meantime, we at The Dreyfus Corporation intend to continue basing our investment decisions on an objective, long-term view of the financial markets.

Thank you for your continued confidence and support.

Sincerely,


Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

September 16, 2002




DISCUSSION OF FUND PERFORMANCE

Thomas S. Riordan, Portfolio Manager

How did Dreyfus BASIC Money Market Fund, Inc. perform during the period?

For the six-month period ended August 31, 2002, the fund produced an annualized yield of 1.69% and, taking into account the effects of compounding, an annualized effective yield of 1.71%.(1)

What is the fund's investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. To pursue this goal, the fund invests in a diversified portfolio of high quality short-term debt securities, including U.S. government securities, short-term bank obligations, U.S. dollar-denominated foreign and domestic commercial paper, repurchase agreements, asset-backed securities and U.S. dollar-denominated obligations of foreign governments. Normally, the fund invests at least 25% of its net assets in bank obligations.

When managing the fund, we closely monitor the outlook for economic growth and inflation, follow overseas developments and consider the posture of the Federal Reserve Board (the "Fed" ) in our decisions as to how to structure the fund. Based upon our economic outlook, we actively manage the fund's average maturity in looking for opportunities that may present themselves in light of possible changes in interest rates.

What other factors influenced the fund's performance?

When the reporting period began on March 1, 2002, the U.S. economy had begun to recover from the recession and the September 11 terrorist attacks. The Fed had reacted quickly and decisively to the attacks, reducing the benchmark federal funds rate aggressively in an effort to rekindle economic growth. As a result, the reporting period began with a federal funds rate of 1.75%, its lowest level
in    40    years.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

However, as positive economic data accumulated in early 2002, including reports of increased manufacturing activity and strong consumer spending, many analysts expected that the Fed would soon move to a more neutral stance. This proved to be the case when the Fed indicated at its March meeting that an economic recovery was apparently underway, and the risks of recession and inflation were evenly balanced. With this pronouncement, in our view, the Fed signaled that its aggressive rate-cutting campaign was nearing an end. Although many fixed-income investors reacted as if rate hikes would be imminent, the Fed later suggested that this was not necessarily true. With layoffs continuing and consumers spending less, the strength of the recovery remained uncertain.

It was later revealed that the U.S. economy grew at a robust 5.0% annualized rate during 2002's first quarter. However, many analysts agreed that this figure was the result of the temporary effects of inventory liquidation as businesses rushed to sell off unsold goods. Indeed, the economic growth rate for the second quarter declined to a more modest 1.1%, according to government estimates.

The sluggishness of the economic recovery became more obvious as the reporting period progressed. Jobless claims increased in April and May, indicating that businesses continued to reduce costs through layoffs. The Producer Price Index rose, mainly because of higher energy costs. For their part, consumers began to
spend    at    a    slower    rate,    and    consumer    sentiment   dropped.

The economy continued to give mixed signals in June and July. For example, the unemployment rate rose to 5.9% in June, then fell to 5.7% in July, its lowest level since March 2002. By the same token, June's economic data suggested that manufacturing was recovering faster than expected, while July's numbers revealed a drop in the manufacturing index. Meanwhile, the equity markets continued their roller coaster ride as corporate scandals, the prospects of weaker corporate earnings and an uncertain consumer further reduced expectations for a
sustainable    economic    recovery.


August's economic data continued to be mixed, but managed to relieve some of the anxiety over the possibility of a double-dip recession. Although the Fed indicated that the risks of economic weakness were greater than the risks of resurgent inflation, historically low interest rates continued to spur mortgage-refinancing activity. Mortgage refinancing put cash in consumers' pockets, helping to sustain consumer spending. In addition, productivity for the second quarter of 2002 was higher than expected, helping businesses enhance profits.

What is the fund's current strategy?

In this environment, as we have for some time now, we maintained the fund's weighted average maturity toward the long end of its range in order to maintain then current yields for as long as we deemed practical. Given the uneven and uncertain pace of economic recovery, we believe that a move by the Fed toward higher interest rates is unlikely over the foreseeable future. If rates remain unchanged or trend lower, we believe that the fund's relatively long weighted average maturity should position it well for such an environment. As always, of course, we are prepared to consider a change in the fund's strategy as market conditions evolve.

September 16, 2002

(1) ANNUALIZED EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund



STATEMENT OF INVESTMENTS

August 31, 2002 (Unaudited)

                                                                                            Principal

NEGOTIABLE BANK CERTIFICATES OF DEPOSIT--32.2%                                             Amount ($)                 Value ($)
--------------------------------------------------------------------------------

Barclays Bank PLC (London)

   1.78%--2%, 9/6/2002--10/4/2002                                                            65,000,000               65,005,441

Credit Agricole Indosuez S.A. (Yankee)

   2%, 9/4/2002                                                                              50,000,000               50,000,000

Deutsche Bank AG (Yankee)

   3.70%, 10/4/2002                                                                          25,000,000               24,999,780

Dresdner Bank AG (London)

   1.78%, 9/30/2002                                                                          75,000,000               75,000,000

First Union National Bank

   1.78%, 6/5/2003                                                                           35,000,000  (a)          35,032,042

Lloyds TSB Bank PLC (London)

   2.02%, 3/21/2003                                                                          50,000,000               50,000,000

Toronto-Dominion Bank (Yankee)

   1.89%, 12/17/2002                                                                         75,000,000               75,096,910

UniCredito Italiano SpA (London)

   1.81%, 9/27/2002                                                                          50,000,000               50,000,000

Wells Fargo Bank N.A.

   1.82%, 10/18/2002                                                                         30,000,000  (a)          30,000,000

Westdeutsche Landesbank Girozentrale

   1.80%, 7/1/2003                                                                           50,000,000  (a)          49,972,859

TOTAL NEGOTIABLE BANK CERTIFICATES OF DEPOSIT

   (cost $505,107,032)                                                                                               505,107,032
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER--8.8%
--------------------------------------------------------------------------------

Amstel Funding Corp.

   2.05%, 11/22/2002                                                                         30,842,000  (b)          30,699,390

Danske Corp., DE

   1.74%, 10/21/2002                                                                         25,000,000               24,939,931

ING (U.S.) Funding LLC

   2.21%, 1/31/2003                                                                          32,000,000               31,706,809

UBS Finance Delaware LLC

   1.88%, 9/3/2002                                                                           50,000,000               49,994,778

TOTAL COMMERCIAL PAPER

   (cost $137,340,908)                                                                                               137,340,908
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE NOTES--38.6%
--------------------------------------------------------------------------------

American Honda Finance Corp.

   1.83%, 7/23/2003                                                                          65,000,000  (a)          65,000,000


                                                                                            Principal

CORPORATE NOTES (CONTINUED)                                                                Amount ($)                  Value ($)
--------------------------------------------------------------------------------

Beta Finance Inc.

   1.83%, 7/18/2003                                                                          58,000,000  (a,b)        57,996,186

K2 (USA) LLC

   1.84%, 9/20/2002                                                                          30,000,000  (a,b)        30,000,000

Lehman Brothers Holdings Inc.

   2.38%--2.58%, 12/27/2002--5/15/2003                                                       37,100,000               37,940,743

Lehman Brothers Holdings Inc.

   1.90%, 4/4/2003                                                                           40,300,000  (a)          40,382,605

Links Finance LLC

   2.40%, 11/26/2002                                                                         17,000,000  (b)          17,000,000

Merrill Lynch & Co. Inc.

   1.78%, 3/6/2003                                                                           25,000,000  (a)          25,000,000

Morgan Stanley Dean Witter & Co.

   1.83%, 1/16/2003                                                                          25,000,000  (a)          25,018,516

Paradigm Funding LLC

   1.76%--1.78%, 10/29/2002--11/4/2002                                                       80,000,000  (a,b)        80,000,000

Salomon Smith Barney Holdings Inc.

   1.75%--1.85%, 1/24/2003--5/5/2003                                                         62,000,000  (a)          62,011,667

Sigma Finance Inc.

   1.77%, 10/21/2002                                                                         50,000,000  (a,b)        49,999,657

Sigma Finance Inc.

   2.50%, 11/15/2002                                                                         25,000,000  (b)          24,975,075

Societe Generale

   1.77%, 3/24/2003                                                                          80,000,000  (a)          79,980,892

U.S. Bancorp

   2.62%, 5/15/2003                                                                          10,000,000               10,266,869

TOTAL CORPORATE NOTES

   (cost $605,572,210)                                                                                               605,572,210
------------------------------------------------------------------------------------------------------------------------------------

PROMISSORY NOTES--5.1%
--------------------------------------------------------------------------------

Goldman Sachs Group Inc.

  2.25%--2.51%, 10/25/2002--6/12/2003

   (cost $80,000,000)                                                                        80,000,000  (c)          80,000,000
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM BANK NOTES--9.6%
--------------------------------------------------------------------------------

Bank One N.A.

   1.83%, 8/15/2003                                                                          50,000,000  (a)          49,985,699

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                            Principal

SHORT-TERM BANK NOTES (CONTINUED)                                                          Amount ($)                 Value ($)
--------------------------------------------------------------------------------

Bayerische Hypo-und Vereinsbank AG

   1.82%, 11/5/2002                                                                          50,000,000  (a)          49,999,109

National City Bank

   1.80%, 8/22/2003                                                                          50,000,000  (a)          49,997,568

TOTAL SHORT-TERM BANK NOTES

   (cost $149,982,376)                                                                                               149,982,376
------------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES--5.7%
--------------------------------------------------------------------------------

Federal Home Loan Banks

  1.96%--1.97%, 9/10/2003--9/12/2003

   (cost $90,000,000)                                                                        90,000,000               90,000,000
------------------------------------------------------------------------------------------------------------------------------------

TIME DEPOSITS--2.0%
--------------------------------------------------------------------------------

State Street Bank & Trust Co. (Grand Cayman)

  1.81%, 9/3/2002

   (cost $31,500,000)                                                                        31,500,000               31,500,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,599,502,526)                                                          102.0%            1,599,502,526

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.0%)             (31,366,802)

NET ASSETS                                                                                       100.0%            1,568,135,724

(A)  VARIABLE INTEREST RATE--SUBJECT TO PERIODIC CHANGE.

(B) SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT AUGUST 31, 2002, THESE SECURITIES AMOUNTED TO $290,670,308 REPRESENTING 18.5% OF NET ASSETS.

(C) THESE NOTES WERE ACQUIRED FOR INVESTMENT, AND NOT WITH THE INTENT TO DISTRIBUTE OR SELL. SECURITIES RESTRICTED AS TO PUBLIC RESALE. THESE
     SECURITIES WERE ACQUIRED BETWEEN 1/29/2002 AND 6/12/2002 AT A COST OF $80,000,000. AT AUGUST 31, 2002, THE AGGREGATE VALUE OF THESE SECURITIES WAS $80,000,000 REPRESENTING 5.1% OF NET ASSETS AND ARE VALUED AT AMORTIZED COST.

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF ASSETS AND LIABILITIES

August 31, 2002 (Unaudited)

                                                             Cost         Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,599,502,526  1,599,502,526

Cash                                                                  1,340,763

Interest receivable                                                   7,819,986

Prepaid expenses                                                         33,774

                                                                  1,608,697,049
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           381,865

Payable for investment securities purchased                          40,000,000

Accrued expenses                                                        179,460

                                                                     40,561,325
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,568,135,724
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,568,120,066

Accumulated undistributed net investment income                          65,313

Accumulated net realized gain (loss) on investments                    (49,655)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,568,135,724
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(3 billion shares of $.001 par value Common Stock authorized)     1,568,120,066

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


STATEMENT OF OPERATIONS

Six Months Ended August 31, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     17,964,787

EXPENSES:

Management fee--Note 2(a)                                            4,186,306

Shareholder servicing costs--Note 2(b)                                 876,663

Directors' fees and expenses--Note 2(c)                                 57,519

Custodian fees                                                          46,170

Registration fees                                                       29,698

Professional fees                                                       26,271

Prospectus and shareholders' reports                                    10,079

Miscellaneous                                                            7,641

TOTAL EXPENSES                                                       5,240,347

Less--reduction in management fee
  due to undertaking--Note 2(a)                                    (1,472,671)

NET EXPENSES                                                         3,767,676

INVESTMENT INCOME--NET                                              14,197,111
--------------------------------------------------------------------------------

NET REALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($)                  12,374

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                14,209,485

SEE NOTES TO FINANCIAL STATEMENTS.



STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                          August 31, 2002           Year Ended

                                              (Unaudited)    February 28, 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         14,197,111           63,672,012

Net realized gain (loss) from investments          12,374              364,189

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   14,209,485           64,036,201
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                       (14,131,798)         (63,672,012)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 482,845,104       1,364,924,240

Dividends reinvested                           13,447,865          60,300,673

Cost of shares redeemed                     (740,673,786)      (1,468,084,918)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS          (244,380,817)         (42,860,005)

TOTAL INCREASE (DECREASE) IN NET ASSETS     (244,303,130)         (42,495,816)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,812,438,854        1,854,934,670

END OF PERIOD                               1,568,135,724        1,812,438,854

Undistributed investment income--net               65,313                   --

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


FINANCIAL HIGHLIGHTS

The  following table describes the performance for the fiscal periods indicated.
Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                  Six Months Ended

                                   August 31, 2002                                   Fiscal Year Ended February
                                                              ----------------------------------------------------------------------

                                        (Unaudited)           2002           2001             2000           1999            1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                         1.00           1.00           1.00            1.00            1.00            1.00

Investment Operations:

Investment income--net                          .008           .035           .061            .050            .051            .053

Distributions:

Dividends from investment
   income--net                                 (.008)         (.035)         (.061)          (.050)          (.051)          (.053)

Net asset value,
   end of period                               1.00            1.00           1.00            1.00           1.00            1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                               1.69(a)         3.54           6.23            5.10           5.19            5.38
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                        .45(a)          .45            .45             .45            .45             .45

Ratio of net investment
   income to average
   net assets                                  1.70(a)         3.50           6.06            4.98           5.08            5.28

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                      .18(a)          .17            .17             .15            .13             .24
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                            1,568,136       1,812,439      1,854,935       1,913,618      1,837,664       1,724,971

(A) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus BASIC Money Market Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N. A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor") , a wholly-owned subsidiary of the Manager, is the distributor of the fund's
shares,   which   are   sold   to   the   public   without   a   sales  charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Directors to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income is recognized on the accrual basis. Cost of investments represents amortized cost. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends
daily   from   investment   income-net.   Such  dividends  are  paid   The  Fun

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On September 3, 2002, the fund declared a cash dividend of approximately $.0001 per share from undistributed investment income-net which includes investment income-net for Saturday August 31, 2002.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The fund has an unused capital loss carryover of $62,029 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2002. If not applied, $51,814 of the carryover expires in fiscal 2006 and $10,215 expires in fiscal 2007.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2002 was all ordinary income. The tax character of current year distributions will be determined at the end of the current fiscal year.

At August 31, 2002, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see Statement of Investments.)

NOTE 2--Management Fee and Other Transactions With Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Manager has undertaken, until such time as it gives shareholders at least 90 days' notice to the contrary, if the fund's aggre gate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .45 of 1% of the value of the fund's average daily net assets, the fund may deduct from the payment to be made to the Manager under the Agreement, or the Manager will bear, such excess expenses. The reduction in management fee, pursuant to the undertaking, amounted to $1,472,671 during the period ended August 31, 2002.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended August 31, 2002, the fund was charged $876,663 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2002, the fund was charged $141,923 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES

                                                           For More Information

                        Dreyfus BASIC Money Market Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  123SA0802